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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported) July 7, 2000
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                               ANTEX BIOLOGICS INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
      DELAWARE                              0-20988                   52-1563899
(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer
 incorporation or organization)                                    Identification No.)
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
              300 PROFESSIONAL DRIVE
              GAITHERSBURG, MARYLAND                     20879
         (Address of principal executive offices)     (Zip Code)
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        Registrant's telephone number, including area code: (301) 590-0129


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           (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

      On July 7, 2000, the Board of Directors approved resolutions to implement a one-for-five reverse stock split (the "Reverse Split"). The Reverse Split became effective at the end of the day on July 19, 2000. At the 1999 Annual Meeting, the stockholders approved resolutions authorizing the Board of Directors, at its discretion, to effect by amendment of the Certificate of Incorporation, prior to the 2000 Annual Meeting, a reverse stock split in the range of one-for-four to one-for-ten.

      Under the terms of the Reverse Split, each five shares of the Company's common stock (the "Old Common Stock") held at the close of business on July 19, 2000 was combined into one fully paid and nonassessable share of common stock (the "New Common Stock"). The number of shares of preferred stock (5,000,000) and the number of shares of common stock (95,000,000) that the Company is authorized to issue under its Certificate of Incorporation were not changed as a result of the Reverse Split.

      No fractional shares of New Common Stock will be issued in connection with the Reverse Split. If the number of shares of Old Common Stock held by a stockholder is not divisible by five, such holder will be entitled to receive, in lieu of a fractional share of New Common Stock, a cash payment equal to the product of (i) such fraction of a share and (ii) the closing bid price per share of the New Common Stock at the close of business on July 20, 2000 ($7.31).

      On July 14, 2000, the Company filed a Certificate of Amendment to its Certificate of Incorporation in the office of the Secretary of State of Delaware (Exhibit 3.1 attached) to effectuate the Reverse Split.

      On July 11, 2000, the Company issued a press release announcing the Reverse Split (Exhibit 99.1 attached).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

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   Exhibit
     No.       Description
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
      3.1      Certificate of Amendment of Certificate of Incorporation

     99.1      Press Release dated July 11, 2000
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                                    SIGNATURE

Pursuant to the registration requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                          Antex Biologics Inc.
                                          --------------------
                                          (Registrant)


July 31, 2000                             /s/Gregory C. Zakarian
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   (Date)                                 Name:  Gregory C. Zakarian
                                          Title: Vice President, Finance
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                                  EXHIBIT INDEX

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
Exhibit No.                   Description                                  Page No.
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
     3.1       Certificate of Amendment of Certificate of Incorporation       5-6

    99.1       Press Release dated July 11, 2000                              7-9

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